UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 18, 2012

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On July 12, 2012, Microchip Technology Incorporated (the "Company") filed with the SEC its definitive proxy statement (the "Proxy Statement") related to the Company's annual meeting of stockholders to be held on August 17, 2012. Subsequent to the filing of the Proxy Statement, the Company discovered certain errors in the Proxy Statement table (and related footnotes) entitled "Security Ownership of Principal Stockholders, Directors and Executive Officers." The sole purpose of this filing on Form 8-K is to provide the corrected version of such table and this filing does not change any other information contained in any other section of the Proxy Statement as originally filed. The corrected version of the table (and related footnotes) entitled "Security Ownership of Principal Stockholders, Directors and Executive Officers" is as follows and replaces in its entirety the table (and related footnotes) set forth on pages 21 and 22 of the Proxy Statement.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the beneficial ownership of our common stock as of May 18, 2012 for: (a) each director, (b) our CEO, our CFO and the three other most highly compensated executive officers named in the Summary Compensation Table, (c) all directors and executive officers as a group, and (d) each person who is known to us to own beneficially more than 5% of our common stock. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws and joint tenancies, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by such person:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Common Stock (1)
Capital World Investors (2)	16,648,000	8.6%
Massachusetts Financial Services Company (3)	13,592,889	7.0%
Waddell & Reed Financial, Inc. (4)	13,176,514	6.8%
The Vanguard Group, Inc. (5)	10,048,008	5.2%
Steve Sanghi (6)	5,711,121	2.9%
Matthew W. Chapman (7)	62,503	*
L.B. Day (8)	39,096	*
Albert J. Hugo-Martinez (9)	61,878	*
Wade F. Meyercord (10)	51,556	*
J. Eric Bjornholt	11,928	*
Stephen V. Drehobl	11,205	*
Mitchell R. Little	9,438	*
Ganesh Moorthy (11)	264,967	*
All directors and executive officers as a group (11 people) (12)	6,731,146	3.5%
_________________________
* Less than 1% of the outstanding shares of common stock.

(1)
For each individual and group included in the table, the number of shares beneficially owned includes shares of common stock issuable to the identified individual or group pursuant to stock options that are exercisable within 60 days of May 18, 2012. There are no stock purchase rights or RSUs that will vest within 60 days of May 18, 2012. In calculating the percentage of ownership of each individual or group, share amounts that are attributable to options that are exercisable within 60 days of May 18, 2012 are deemed to be outstanding for the purpose of calculating the percentage of shares of common stock owned by such individual or group but are not deemed to be outstanding for the purpose of calculating the percentage of shares of common stock owned by any other individual or group.

(2)
Address is 333 South Hope Street, Los Angeles, CA 90071. All information is based solely on the Schedule 13G filed by Capital World Investors dated February 9, 2012, with the exception of the percentage of common stock held which is based on shares outstanding at May 18, 2012. Such Schedule 13G indicates that (i) Capital World Investors has sole power to dispose of and direct the disposition of the common stock; and (ii) Capital World Investors is deemed to be the beneficial owner of 16,648,000 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940; and (iii) The Income Fund of America, Inc., an investment company registered under the Investment Company Act of 1940, which is advised by Capital World Investors, is the beneficial owner of 16,648,000 of such shares, and has delegated voting authority to Capital World Investors.

(3)
Address is 500 Boylston Street, Boston, MA 02116. All information is based solely on the Schedule 13G filed by Massachusetts Financial Services Company ("MFS") dated January 31, 2012, with the exception of the percentage of common stock held which is based on shares outstanding at May 18, 2012. Such Schedule 13G indicates that (i) MFS has sole power to dispose of and direct the disposition of the common stock; and (ii) MFS is deemed to be the beneficial owner of 13,592,889 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(4)
Address is 6300 Lamar Avenue, Overland Park, KS 66202. All information is based solely on the Schedule 13G filed by Waddell & Reed Financial, Inc. dated February 14, 2012, with the exception of the percentage of common stock held which is based on shares outstanding at May 18, 2012. Such Schedule 13G indicates that (i) Waddell & Reed Financial, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the referenced Schedule 13G; (ii) Waddell & Reed Investment Management Company, Waddell & Reed, Inc., and Waddell & Reed Financial Services, Inc. have sole power to vote or direct the vote and to dispose of and direct the disposition of 9,946,237 shares of the common stock; and (iii) Ivy Investment Management Company has sole power to vote or direct the vote and to dispose of and direct the disposition of 3,230,277 shares of the common stock.

(5)
Address is 100 Vanguard Boulevard, Malvern, PA 19355. All information is based solely on the Schedule 13G filed by The Vanguard Group, Inc. dated February 9, 2012, with the exception of the percentage of common stock held which is based on shares outstanding at May 18, 2012. Such Schedule 13G indicates that The Vanguard Group, Inc. (i) has sole power to dispose of 9,781,132 shares of common stock and shared power to dispose of 266,876 shares of common stock; (ii) has sole voting power over 266,876 shares of common stock and (iii) is deemed to be the beneficial owner of 10,048,008 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(6)
Includes 734,792 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012; 1,939,393 shares held of record by The Sanghi Family Trust (the "Family Trust") and 3,036,936 shares held of record by The Sanghi Family Limited Partnership (the "Family Limited Partnership"). Steve Sanghi and Maria T. Sanghi are the sole trustees of the Family Trust. The Family Trust is the sole member of the Sanghi LLC which is the sole general partner of the Family Limited Partnership.

(7)
Includes 39,000 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012, 262 shares held in Testamentary Trust of Regan Chapman and 135 shares held by Mr. Chapman's minor children.

(8)	Includes 30,000 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012.

(9)
Includes 39,000 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012 and 22,878 shares held of record by Albert J. Hugo-Martinez and S. Gay Hugo-Martinez as trustees.

(10)	Includes 37,000 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012 and 14,556 shares held of record by Wade F. Meyercord and Phyllis Meyercord as trustees.

(11)	Includes 178,060 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012; and 86,907 shares held of record by Ganesh Moorthy and Hema Moorthy as trustees.

(12)	Includes an aggregate of 1,292,334 shares issuable upon exercise of options that are exercisable within 60 days of May 18, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer

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